UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 7, 2003



                              CROSSTEX ENERGY, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                       000-50067              16-1616605
(State or other jurisdiction            (Commission          (I.R.S. Employer
of  incorporation or organization)      File Number)      Identification Number)


               2501 CEDAR SPRINGS, SUITE 600, DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 953-9500


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release dated August 7, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, Crosstex Energy, L.P., a Delaware partnership (the "Partnership"), issued a press release describing its financial results for the three and six-month periods ended June 30, 2003. A copy of the Partnership's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information on this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CROSSTEX ENERGY, L.P.
                                          (Registrant)

                                      By:  Crosstex Energy GP, L.P.,
                                           its General Partner

                                           By: Crosstex Energy GP, LLC,
                                               its General Partner

Date: August 7, 2003                             By: /s/ William W. Davis
                                                     ----------------------
                                                      William W. Davis
                                                      Senior Vice President and
                                                      Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                 DESCRIPTION
------                 -----------

99.1         --        Press Release dated August 7, 2003